                                                                    Exhibit 25.1

================================================================================

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2) [ ]

                                   ----------

                            BNY MIDWEST TRUST COMPANY
                 (formerly known as CTC Illinois Trust Company)
               (Exact name of trustee as specified in its charter)

                Illinois                                          36-3800435
         (State of incorporation                               (I.R.S. employer
      if not a U.S. national bank)                           identification no.)

         2 North LaSalle Street
               Suite 1020
            Chicago, Illinois                                       60602
(Address of principal executive offices)                          (Zip code)

                                   ----------

                               DTE Energy Company
               (Exact name of obligor as specified in its charter)

                Michigan                                          38-3217752
     (State or other jurisdiction of                           (I.R.S. employer
     incorporation or organization)                          identification no.)

           2000 Second Avenue
            Detroit, Michigan                                     48226-1279
(Address of principal executive offices)                          (Zip code)

                                   ----------

                                 Debt Securities
                       (Title of the indenture securities)

================================================================================

1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                  Name                                    Address
                  ----                                    -------
Office of Banks & Trust Companies of the   500 E. Monroe Street
State of Illinois                          Springfield, Illinois 62701-1532

Federal Reserve Bank of Chicago            230 S. LaSalle Street
                                           Chicago, Illinois 60603

     (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

     1. A copy of Articles of Incorporation of BNY Midwest Trust Company (formerly CTC Illinois Trust Company, formerly Continental Trust Company) as now in effect. (Exhibit 1 to Form T-1 filed with the Registration Statement No. 333-47688.)

     2,3. A copy of the Certificate of Authority of the Trustee as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 2 to Form T-1 filed with the Registration Statement No. 333-47688.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with the Registration Statement No. 333-47688.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with the Registration Statement No. 333-47688.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, BNY Midwest Trust Company, a corporation organized and existing under the laws of the State of Illinois, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 11th day of August, 2006.

                                        BNY Midwest Trust Company


                                        By: /S/ M. CALLAHAN
                                            ------------------------------------
                                        Name: M. CALLAHAN
                                        Title: VICE PRESIDENT

               DEPARTMENT OF FINANCIAL AND PROFESSIONAL REGULATION
                        DIVISION OF BANKS AND REAL ESTATE

                        CONSOLIDATED REPORT OF CONDITION
                                       OF

                            BNY MIDWEST TRUST COMPANY
                             2 NORTH LASALLE STREET
                                   SUITE 1020
                             CHICAGO, ILLINOIS 60602

Including the institution's domestic and foreign subsidiaries completed as of the close of business on March 31, 2006, submitted in response to the call of the Illinois Department of Financial and Professional Regulation.

                                                              THOUSANDS
                                                             OF DOLLARS
                                                             ----------
                                                                (000)
                          ASSETS
 1. Cash and Due from Depository Institution .............      62,504
 2. U.S. Treasury Securities .............................         -0-
 3. Obligations of States and Political Subdivisions .....         -0-
 4. Other Bonds, Notes and Debentures ....................         -0-
 5. Corporate Stock ......................................         -0-
 6. Trust Company Premises,  Furniture, Fixtures and Other
    Assets Representing Trust Company Premises ...........       1,006
 7. Accounts Receivable ..................................       2,664
 8. Goodwill .............................................      86,816
 9. Intangibles ..........................................         -0-
10. Other Assets .........................................       1,038
    (Itemize amounts greater than 15% of Line 10)
       Income Taxes Receivable ..................880
11. TOTAL ASSETS .........................................     154,028

               DEPARTMENT OF FINANCIAL AND PROFESSIONAL REGULATION
                        DIVISION OF BANKS AND REAL ESTATE

                        CONSOLIDATED REPORT OF CONDITION
                                       OF

                            BNY MIDWEST TRUST COMPANY
                             2 NORTH LASALLE STREET
                                   SUITE 1020
                             CHICAGO, ILLINOIS 60602

                                                              THOUSANDS
                                                             OF DOLLARS
                                                             ----------
                        LIABILITIES
12. Accounts Payable .....................................         196
13. Taxes Payable ........................................           0
14. Other Liabilities for Borrowed Money .................      25,425
15. Other Liabilities ....................................
    (Itemize amounts greater than 15% of Line 14)
       Reserve for Taxes ........................18,048
                                                                19,079
16. TOTAL LIABILITIES
                                                                44,700
                      EQUITY CAPITAL
17. Preferred Stock ......................................         -0-
18. Common Stock .........................................       2,000
19. Surplus ..............................................      67,130
20. Reserve for Operating Expenses .......................         -0-
21. Retained Earnings (Loss) .............................      40,198
22. TOTAL EQUITY CAPITAL .................................     109,328
23. TOTAL LIABILITIES AND EQUITY CAPITAL .................     154,028

                      I, Robert L. DePaola, Vice President
             (Name and Title of Officer Authorized to Sign Report)

of BNY Midwest Trust Company certify that the information contained in this statement is accurate to the best of my knowledge and belief. I understand that submission of false information with the intention to deceive the Commissioner or his Administrative officers is a felony.


                                        /s/ Robert L. DePaola
                                        ----------------------------------------
                                        (Signature of Officer Authorized to
                                        Sign Report)